MANAGED PORTFOLIO SERIES
Kensington Defender Fund
(the “Fund”)
Supplement dated July 3, 2024 to Fund’s Prospectus and Summary Prospectus
each dated April 30, 2024, as amended

Effectively immediately, the section entitled “Principal Investment Strategies” in the Summary Prospectus and on page 22 of the Prospectus is hereby deleted in its entirety and replaced with the following:
“Principal Investment Strategies
The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets), through a portfolio that has exposure to different strategies, asset classes and individual investments. The Fund will seek to utilize varying investment strategies, including (i) Liquid Strategies, LLC’s (the “Sub-Adviser”) Defender Model, (ii) an options overlay strategy to generate income, and (iii) a managed futures strategy or diversified opportunities intended to provide exposures with reduced correlation to the other strategies. The universe of asset classes in which the Fund may invest includes, but is not limited to, equities (both developed and emerging markets), bonds (including high-yield or “junk” bonds), commodities, currencies and real estate. The Fund is actively managed and the Fund’s exposures to different strategies, asset classes and individual investments will vary based on the Adviser’s or Sub-Adviser’s ongoing evaluation of investment opportunities, and the Fund may not always have exposure to all of the strategies and asset classes described herein.
The universe of investment types the Fund may use to obtain exposure to these various asset classes includes, but is not limited to, individual securities (such as stocks and bonds), derivative instruments (including, but not limited to, swaps, written and purchased options, and futures contracts), other investment companies (i.e., underlying funds), including mutual funds and exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”). The Fund may either invest directly in its investments or indirectly by investing in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which invests in the investments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of investments. Individual investments are determined in accordance with the particular strategy or strategies being implemented at a particular time, each as discussed below.
Defender Model
The Sub-Adviser’s Defender Model (the “Model”) utilizes a tactical investment strategy that combines a momentum approach with a disciplined capital preservation routine. The Model quantitatively evaluates market conditions and periodically signals a rebalance of the portfolio to account for multi-asset market movement as compared to a traditional equity and bond portfolio that retains static allocations. Asset class exposures through the Model may include equities, bonds, commodities and real estate.
The Model is proactive in that it seeks to predict future performance using data from the past several quarters. The Model emphasizes longer-term trends over shorter-term ones, with a goal of reducing the probability of false signals. While intra-month hedging may be implemented to account for signal changes occurring between the monthly rebalances, there is always the risk that the Model will not accurately predict future performance or will be late to capturing successfully predicted performance. In addition, the portfolio managers have discretion to deviate from the Model during extreme events to prioritize risk reduction for shareholders, and such discretion when implemented could lead to the Fund underperforming the Model over certain periods.
Data inputs evaluated by the Model include publicly available price information across the various asset classes. The evaluation of these data inputs is pursuant to the key elements of the Model’s strategy, which are as follows:
•Investment Momentum - Momentum strategies favor investments that have performed relatively well over those that have underperformed for various time periods, seeking to capture the tendency for asset prices to keep moving in the same direction. The Model seeks to identify investments with recent positive momentum.
•Protection Momentum - When investment momentum trends shift, the Model seeks to identify the change and signal that the portfolio adapt accordingly. In addition, when turmoil hits the capital markets, risky assets tend to become highly correlated and decline in tandem. The Model seeks to assess the risk of a market crisis by measuring multi-market breadth (i.e., the strength or weakness of movement in major market indices) and the relative number of down-trending risky assets. The more assets in distress, the more the Model will signal a shift of the portfolio to less risky assets.
•Optional Portfolio Hedges - In an attempt to limit portfolio turnover, the Fund’s portfolio is generally rebalanced not more than once per month. When the Fund’s portfolio has exposure intra-month to an asset class that would otherwise be removed from the portfolio or reduced in size as a result of the Model’s momentum assessment, the Adviser or Sub-Adviser may hedge some or all of the exposure to that asset class until the next rebalance occurs. This hedging may be done through the use of index futures, options or ETFs. Even with this hedging sub-strategy, the Fund is expected to have high annual portfolio turnover.

Options Overlay
The options overlay component of the Fund’s strategy attempts to generate additional income or return typically by selling (i.e., writing) call and put options in exchange for a premium, or payment, from the option buyer. This portion of the strategy will typically result in a put spread, where the Adviser or Sub-Adviser will seek to sell an equity index put option with a one to two week expiration and pair that with a simultaneous purchase of a similar option (i.e., same equity index with the same or varying expiration) at a lower strike price.
Managed Futures or Diversified Opportunities Strategy
The Fund may also invest in a total return swap (“TRS”), private fund, or commodity pool operator to gain exposure to the Diversified Opportunity Strategy (the “Strategy”) which is a model portfolio managed by a third-party manager. The Strategy seeks capital appreciation by gaining long and short macro exposures (i.e., exposures to individual asset classes rather than individual companies) to investments in bond, currency, equity, real estate, and commodity markets. The Strategy utilizes quantitative strategies to determine its allocations to the various asset classes, including, but not limited to, momentum signals (identifying investments with positive and negative relative performance and investing long and short accordingly) and trend signals (identifying investments with positive and negative price trends and investing long and short accordingly). While the Strategy provides exposure to similar asset classes as the Model, also using momentum as part of the strategy, it may provide broader exposure in certain asset classes as well as additional asset classes. For example, the Strategy may include exposure to a broader set of commodity types. In addition, the Strategy may also provide exposure to the currency asset class as well as market volatility through exposure to volatility index options. Volatility index options can be used to hedge against, or benefit from, market volatility. This broader exposure is intended to result in reduced correlation between the Strategy and other strategies, though there is no guarantee the strategies will be uncorrelated, including in a scenario where they are each underperforming. When the Fund takes a short position, it will benefit from a decrease in the price of the investment underlying the short position. If the position underlying the short position were to increase in price, the Fund’s short position would decrease in value.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments or private funds that invest in the same commodity-linked derivative instruments. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund, including policies related to affiliated transactions and custody of assets. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.
The Adviser generally expects that the Fund will have exposure across multiple asset classes, but at any one time the Fund may emphasize one asset class or invest solely in cash or cash equivalents, depending on market conditions. The Fund may have exposure to equity securities of companies of any size, including small- and medium-capitalization sized companies. The Fund is expected to have portfolio turnover in excess of 100% on an annual basis.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.”

Effectively immediately, the following Private Fund Risk is added to the section entitled “Principal Investment Risks” in the Summary Prospectus and on page 27 of the Prospectus:
•“Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid. Investments into funds that are considered illiquid will be limited to no more than 15% of the Fund's net assets.”

Effectively immediately, the table on page 30 of the Prospectus in the section entitled “Principal Investment Risks” is replaced in its entirety with the following:

Principal Investment Risk	Managed Income Fund	Dynamic Growth Fund	Active Advantage Fund	Defender Fund
Management Risk	X	X	X	X
High-Yield Bond Risk	X		X	X
Fixed-Income Securities Risks	X		X	X
Equity Securities Risk		X	X	X
Foreign Investment Risk	X		X	X
Loans Risk	X		X
Market Risk	X	X	X	X
Emerging Market Risk				X
Real Estate and REITs Risk				X
Commodities Risk				X
Currency Risk				X
Tax Risk				X
Subsidiary Risk				X
Underlying Funds Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Swap Agreements Risk				X
Futures Contract Risk	X	X	X	X
Credit Default Swap Agreements Risk	X		X
Options Risk	X		X	X
Counterparty Risk				X
Short Sale Risk	X	X	X	X
Leverage Risk	X	X	X	X
Limited History of Operations Risk				X
Non-Diversification Risk	X	X	X	X
Small- and Mid-Capitalization Companies Risk		X	X	X
Turnover Risk	X	X	X	X
Securities Lending Risk	X	X	X	X
U.S. Government Securities Risk	X	X	X	X
Models and Data Risk	X	X	X	X
Momentum Risk				X
Private Fund Risk				X

Effectively immediately, the following Private Fund Risk is added to the section entitled “Principal Investment Risks” on page 36 of the Prospectus:

•"Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid."

This Supplement should be retained with your
Prospectus for future reference.
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